Exhibit (q)

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act"), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Robert C. Troccoli

Robert C. Troccoli

Date: June 13, 2023

Registration Statement POA - Troccoli

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Troccoli

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Anthony J. LaCava, Jr.

Anthony J. LaCava, Jr.

Date: 6/13/23

Registration Statement POA - LaCava

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - LaCava

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Eli Jones

Eli Jones

Date: 6/13/23

Registration Statement POA - Jones

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Jones

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Elizabeth Krentzman

Elizabeth Krentzman

Date: June 13, 2023

Registration Statement POA - Krentzman

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Krentzman

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act"), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Daniel S. Vandivort

Daniel S. Vandivort

Date: 6/13/23

Registration Statement POA - Vandivort

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Vandivort

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act"), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Prema Mathai-Davis

Prema Mathai-Davis

Date: 6/13/23

Registration Statement POA - Mathai-Davis

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Mathai-Davis

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Cynthia Hostetler

Cynthia Hostetler

Date: 6/13/23

Registration Statement POA - Hostetler

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Hostetler

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Beth Ann Brown

Beth Ann Brown

Date: 6/13/2023

Registration Statement POA - Brown

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Brown

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringoid, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended (“1940 Act”), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Martin L. Flanagan

Martin L. Flanagan

Date: 6/13/23

Registration Statement POA - Flanagan

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Flanagan

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended (“1933 Act”) and/or the Investment Company Act of 1940, as amended ("1940 Act"), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Joel W. Motley

Joel W. Motley

Date: 6/13/23

Registration Statement POA - Motley

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Motley

POWER OF ATTORNEY

I appoint Sheri Morris and Melanie Ringold, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Fund, a Delaware statutory trust, listed on Schedule A attached hereto and incorporated herein, effective April 30, 2023 to:

(1) sign on my behalf any and all filings made by the Fund pursuant to the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act"), and the rules, regulations and interpretations thereunder, including but not limited to, Registration Statements under the 1933 Act and 1940 Act, any and all pre- and post-effective amendments thereto, any other documents to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other applicable regulatory authority and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Sheri Morris and Melanie Ringold, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his or her name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments to all intents and purposes, as he/she could do if personally present. The grant shall remain in effect until terminated in writing.

I ratify and confirm any and all acts that Sheri Morris and/or Melanie Ringold lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

/s/ Teressa M. Ressel

Teressa M. Ressel

Date: 6/13/23

Registration Statement POA - Ressel

Schedule A

Closed-end Funds

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunity Fund

Invesco High Income 2023 Target Term Fund

Invesco High Income 2024 Target Term Fund

Invesco High Income Trust II

Invesco Municipal Income Opportunities Trust

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Quality Municipal Income Trust

Invesco Senior Income Trust

Invesco Senior Loan Fund

Invesco Total Property Market Income Fund

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

Invesco Value Municipal Income Trust

Open-end Funds

AIM Counselor Series Trust (Invesco Counselor Series Trust)

AIM Equity Funds (Invesco Equity Funds)

AIM Funds Group (Invesco Funds Group)

AIM Growth Series (Invesco Growth Series)

AIM Investment Securities Funds (Invesco Investment Securities Funds)

AIM Investment Funds (Invesco Investment Funds)

AIM International Mutual Funds (Invesco International Mutual Funds)

AIM Sector Funds (Invesco Sector Funds)

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Exchange Fund

Invesco Management Trust

Short-Term Investments Trust

Registration Statement POA - Ressel